Exhibit 10.2

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 26th day of May, 2021, by and among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) SILICON VALLEY BANK, a California corporation, as a lender, (c) SVB INNOVATION CREDIT FUND VIII, L.P., a Delaware limited partnership (“SVB Innovation”), as a lender (SVB and SVB Innovation and each of the other “ Lenders” from time to time a party hereto are referred to herein collectively as the “Lenders” and each individually as a “Lender”), and (d) PHATHOM PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”), whose address is 100 Campus Drive, Suite 102, Florham Park, New Jersey 07932.

RECITALS

A.Borrower, Agent and the Lenders have entered into that certain Loan and Security Agreement dated as of May 14, 2019, as amended by that certain First Amendment to Loan and Security Agreement dated as of March 11, 2020, by and among Borrower, Agent and the Lenders, and as further amended by that certain Second Amendment to Loan and Security Agreement dated as of March 11, 2021, by and among Borrower, Agent and the Lenders (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.The Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that the Lenders amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.The Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.	Amendment to Loan Agreement.
2.1	Section 6.6(a). Section 6.6(a) is amended in its entirety and replaced with the following:

“ (a) Maintain all of its and all of its Subsidiaries’ cash and Cash Equivalents with SVB and SVB’s Affiliates. In addition, Borrower shall conduct all of its primary banking facilities with SVB, including, without limitation, letters of credit and business credit cards (other than the Permitted American Express Credit Card).”

2.2Section 14 (Definitions). The definition of “Permitted Indebtedness” in Section 14.1 is amended by (i) deleting the word “and” appearing at the end of clause (i) thereof,

(ii)	deleting the “.” at the end of clause (j) thereof and adding in lieu thereof the text “; and”, and
(iii)	inserting the following new clause (k) to appear immediately following clause (j) thereof:

“(k)unsecured Indebtedness in connection with Borrower’s business credit card maintained with American Express in an aggregate amount not to exceed Two Million Dollars ($2,000,000.00) (the “Permitted American Express Credit Card”).”

2.3Section 14 (Definitions).The following new term and its respective definition is hereby inserted to appear alphabetically in Section 14.1 thereof:

““Permitted American Express Credit Card” is defined in clause (k) of the definition of Permitted Indebtedness.”

3.	Limitation of Amendments.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties. To induce Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and the Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Agent on or prior to the date hereof remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material Requirement of Law, (b) any material agreement with a Person binding on Borrower, (c) any applicable material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made (or are being obtained pursuant to Section 6.1(b) of the Loan Agreement); and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.	[Reserved.]

6.Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Agent of this Amendment by each party hereto and (b) Borrower’s payment to Agent of Agent’s and the Lenders’ reasonable legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

PHATHOM PHARMACEUTICALS, INC.

By /s/ Terrie Curran

Name: Terrie Curran

Title: Chief Executive Officer and President

AGENT:

SILICON VALLEY BANK, as Agent

By /s/ Kristine Rohmer

Name: Kristine Rohmer Title: Vice President

LENDERS:

SILICON VALLEY BANK

By /s/ Kristine Rohmer

Name: Kristine Rohmer Title: Vice President

SVB INNOVATION CREDIT FUND VIII, L.P.

By: SVB Innovation Credit Partners VIII, LLC, a Delaware limited liability company, its General Partner

By /s/ J.P. Michael   Name: J.P. Michael

Title: Senior Managing Director